UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 16, 2018

Date of Report (date of earliest event reported)

MODEL N, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35840	77-0528806
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Mariners Island Blvd., Suite 300

San Mateo, California 94404

(Address of principal executive offices) (Zip Code)

(650) 610-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Model N, Inc. held its Annual Meeting of Stockholders on February 16, 2018 at Model N, Inc., located at 777 Mariners Island Blvd., Suite 300, San Mateo, California. At the annual meeting, our stockholders voted on three proposals, each of which is described in more detail in our definitive proxy statement filed with the U.S. Securities and Exchange Commission on January 4, 2018. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

Our stockholders voted on the following items at the annual meeting:

1.	To elect three Class II directors to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal;

2.	To amend our 2013 Equity Incentive Plan; and

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2018.

All nominees for director were elected to serve until the 2021 annual meeting of stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of
				Votes in Favor
Baljit Dail	19,954,268	965,242	3,328,926	95.39%
Melissa Fisher	19,900,650	1,018,860	3,328,926	95.13%
Alan Henricks	18,866,306	2,053,204	3,328,926	90.19%

Stockholders approved the amendment to the 2013 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of
				Votes in Favor
12,685,033	8,027,014	207,463	3,328,926	60.64%

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of
				Votes in Favor
24,233,990	9,529	4,917	--	99.94%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODEL N, INC.

Date: February 22, 2018	By:	/s/ David Barter
David Barter Senior Vice President, Chief Financial Officer